Other assets	12 Months Ended
Dec. 31, 2025
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other assets	Other assets
Other assets consist of the following:

(millions of U.S. dollars)	2025	2024
Restricted cash (a)	$45.5	$39.6
Pension and OPEB plan assets (note 9(a))	129.4	84.5
Contingent consideration (b)	79.4	—
Income taxes recoverable	10.4	10.7
Deferred financing costs (c)	3.7	2.5
Insurance recoveries (note 20(a)(iii))	135.6	—
Other (d)	36.6	39.1
	$440.6	$176.4
Less: current portion	(149.8)	(12.8)
	$290.8	$163.6
(a)Restricted cash
Restricted cash consists of reserves and amounts set aside in accordance with various debt agreements, as well as customer deposits pending return. As of December 31, 2025, restricted cash includes $26.1 million (2024 - $31.1 million) related to Empire District Bondco. These funds are held in a third-party restricted bank account and are designated for the payment of principal, interest, and other expenses associated with the bonds.
(b)Contingent consideration
The Company can receive up to $220 million in cash pursuant to an earn-out agreement relating to certain wind assets, which earn-out agreement was entered into in connection with the Renewables Sale. The amount and timing of the ultimate net cash proceeds will be dependent on final completion costs for in-construction assets, the associated monetization of tax credits on certain of these projects (including, but not limited to, future events, which could cause recapture of part or all of the tax attributes monetized and refund of the associated proceeds), and other final closing adjustments.
(c)Deferred financing costs
Deferred financing costs represent costs of arranging the Company's revolving credit facilities and intercompany loans.
(d)Other
Other includes various deferred charges that are expected to be transferred to utility plant upon reaching certain milestones as well as prepaid long-term service contracts.